UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events

On June 1, 2017, Cardinal Health, Inc. (“Cardinal Health” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC as representatives of several underwriters (the “Underwriters”) for the sale by the Company of $1,000,000,000 aggregate principal amount of 1.948% Notes due 2019, $1,150,000,000 aggregate principal amount of 2.616% Notes due 2022, $350,000,000 aggregate principal amount of Floating Rate Notes due 2022, $750,000,000 aggregate principal amount of 3.079% Notes due 2024, $1,350,000,000 aggregate principal amount of 3.410% Notes due 2027, and $600,000,000 aggregate principal amount of 4.368% Notes due 2047 (collectively, the “Notes”). The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-215935) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The Underwriting Agreement contemplates that the Notes will be issued under an Indenture dated as of June 2, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated herein by reference and as an exhibit to the Registration Statement. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

In addition, on June 1, 2017, the Company sent a notice of full redemption to holders of its outstanding 1.700% Notes due 2018. The 1.700% Notes due 2018 will be redeemed on July 1, 2017 at a “make-whole” redemption price calculated in accordance with the terms of such notes.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 1, 2017, among the Company, Goldman, Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: June 5, 2017	By:	/s/ Michael C. Kaufmann
	Name:	Michael C. Kaufmann
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 1, 2017, among the Company, Goldman, Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC.